POWER OF ATTORNEY


     The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

     Does hereby constitute and appoint Richard P. Johnston and Thomas Schneider to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or other appropriate form and any amendments or supplements to such Annual Report; and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 8th day of August, 2000.


                                             /s/ Danny Edwards
                                             -----------------------------------
                                             Danny Edwards

                                POWER OF ATTORNEY


     The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

     Does hereby constitute and appoint Richard P. Johnston and Thomas Schneider to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or other appropriate form and any amendments or supplements to such Annual Report; and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 5th day of June, 2000.


                                             /s/ David E. Johnston
                                             -----------------------------------
                                             David E. Johnston

                                POWER OF ATTORNEY



     The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

     Does hereby constitute and appoint Richard P. Johnston and Thomas Schneider to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or other appropriate form and any amendments or supplements to such Annual Report; and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 28th day of June, 2000.


                                             /s/ Richard P. Johnston
                                             -----------------------------------
                                             Richard P. Johnston

                                POWER OF ATTORNEY



     The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

     Does hereby constitute and appoint Richard P. Johnston and Thomas Schneider to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or other appropriate form and any amendments or supplements to such Annual Report for the fiscal year ended May 31, 1998; and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 8th day of August, 2000.


                                             /s/ Raymond J. Minella
                                             -----------------------------------
                                             Raymond J. Minella

                                POWER OF ATTORNEY

     The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

     Does hereby constitute and appoint Richard P. Johnston and Thomas Schneider to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or other appropriate form and any amendments or supplements to such Annual Report; and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 5th day of June, 2000.


                                             /s/ Kevin L. Neill
                                             -----------------------------------
                                             Kevin L. Neill

                                POWER OF ATTORNEY

     The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

     Does hereby constitute and appoint Richard P. Johnston and Thomas Schneider to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or other appropriate form and any amendments or supplements to such Annual Report; and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 5th day of June, 2000.


                                             /s/ Thomas A. Schneider
                                             -----------------------------------
                                             Thomas A. Schneider

                                POWER OF ATTORNEY

     The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

     Does hereby constitute and appoint Richard P. Johnston and Thomas Schneider to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K or other appropriate form and any amendments or supplements to such Annual Report; and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of June, 2000.


                                             /s/ Charles S. Mechem, Jr.
                                             -----------------------------------
                                             Charles S. Mechem, Jr.